EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13b — 14(b) OF THE SECURITIES EXCHANGE ACT AND 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nate’s Food Co. (the “Company”) on Form 10-Q for the period ended November 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Nate Steck, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 20, 2015	By:	/s/ Nate Steck
Nate Steck
Chief Executive Officer